Exhibit 10.1

SEVENTH MODIFICATION AGREEMENT AND COVENANT WAIVER

This Seventh Modification Agreement and Covenant Waiver (this “Agreement”) is made as of November 12, 2008 but effective November 28, 2008 (the “Effective Date”), by and between VINEYARD NATIONAL BANCORP, a California corporation (“Borrower”) and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (“Lender”).  Unless otherwise set forth herein, all capitalized terms used herein shall have the meaning given such terms in the Loan Documents (defined below).

            WHEREAS, in connection with a loan from Lender to Borrower in the original principal amount of $70,000,000.00, with a current outstanding principal loan balance of $48,300,000.00 (the “Loan”), the Borrower executed and delivered to Lender that certain Amended and Restated Promissory Note (“Note”) dated March 29, 2007, that certain Loan Agreement (“Loan Agreement”), that certain  Pledge Agreement together with Addendum to Pledge Agreement (collectively the “Pledge”), each dated as of March 17, 2006, that certain Modification Agreement effective as of May 11, 2006 (“First Modification”), that certain Second Modification Agreement and Covenant Waiver effective as of March 29, 2007 (“Second Modification”), that certain Third Modification Agreement and Covenant Waiver effective as of March 15, 2008 (“Third Modification”), that certain Fourth Modification Agreement and Covenant Waiver effective as of June 30, 2008 (“Fourth Modification”), that certain Fifth Modification Agreement and Covenant Waiver dated and effective as of August 29, 2008 (“Fifth Modification”), that certain Amendment to Fifth Modification Agreement and Covenant Waiver effective as of September 23, 2008 (“Amendment to Fifth Modification”) and that certain Sixth Modification Agreement and Covenant Waiver effective as of October 28, 2008 (“Sixth Modification”) (this Agreement, the Note, the Loan Agreement, the Pledge, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification,  Amendment to Fifth Modification, the Sixth Modification and any other documents executed by Borrower in connection with the Loan (but expressly excluding the Letter Agreement, defined below) are collectively herein referred to as the “Loan Documents”);

            WHEREAS, Borrower desires to extend the maturity date of the Loan through March 31, 2009;

            WHEREAS, Borrower has requested that Lender extend the Waivers (as defined in the Fifth Modification and Amendment to Fifth Modification) through and including March 31, 2009 (“Existing Waivers”);

            WHEREAS, Borrower has requested that Lender grant an additional waiver of the Loan Agreement as more particularly set forth on Exhibit A attached hereto and incorporated herein by reference (the “Additional Waiver”; the Existing Waivers and Additional Waiver are collectively referred to as the “Waivers”);

WHEREAS, in connection with this Agreement, Borrower, Lender and Vineyard Bancshares, Inc. (the “Buyer”) are entering into a certain letter agreement, dated the date hereof (the “Letter Agreement”), pursuant to which Lender has agreed, subject to the terms and conditions set forth therein, to accept certain payments from Buyer in full satisfaction of the obligations owing under the Loan Documents;

WHEREAS, subject to the terms and conditions contained herein, Lender is willing to (i) extend the Maturity Date of the Loan and (ii) grant and extend the Waivers.

            NOW, THEREFORE, FOR MUTUAL CONSIDERATIONS, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and Lender do hereby modify the Loan Documents as follows:

1) Capitalized Terms.  Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Loan Documents.  All references to the “Loan Documents” in the Loan Agreement and any of the other Loan Documents shall include, without limitation, this Agreement and all other such Loan Documents, as modified by this Agreement.

2) Extension of Maturity Date; Waiver. Subject to Borrower’s compliance with all representations, warranties, covenants and agreements contained in this Agreement and all the other Loan Documents as modified hereby:

(a) Maturity Date.  The “Maturity Date” set forth in the Loan Agreement and elsewhere in the Loan Documents is hereby modified to mean March 31, 2009 (the “New Maturity Date”).

(b) Waivers.  Lender hereby extends the Waivers for a period through and including the New Maturity Date.

3) Modification of the Note.  The Note and, where applicable, the other Loan Documents are hereby modified as follows:

a. Interest Rate.  From and after November 28, 2008 through and including the New Maturity Date, interest shall accrue on the outstanding principal balance of the Note at a fixed annual rate equal to the LIBOR Rate, as hereinafter defined, plus three hundred fifty (350) basis points (LIBOR Rate + 3.50%). As used herein, the term “LIBOR Rate” refers to the sixty (60) day London Interbank Offered Rate, as determined by Lender in its sole (but reasonable) discretion.  The LIBOR Rate shall be determined by Lender as of November 28, 2008 (or, if such date is not a business day, then on the next preceding business day).  Interest shall be calculated on the basis of a 360 day year and the actual number of calendar days elapsed.  Notwithstanding anything else in this instrument to the contrary, in no event shall the maximum rate of interest payable in respect to the indebtedness evidenced hereby exceed the maximum rate of interest allowed to be charged by applicable law.

b. Payment Schedule.  Said principal and accrued interest thereon shall be due and payable as hereinafter set forth:

On the New Maturity Date the entire outstanding principal balance of the Loan, any accrued and unpaid interest thereon, and all incurred fees shall be due and payable without demand.

c. No New Advances.  Borrower may not reborrow any sums repaid under the Loan, and Lender has no obligation to advance any new loan proceeds under the Loan.

4) Conditions of Extension of Maturity Date; Waiver.  Lender’s agreement to extend the Maturity Date and Waivers is conditioned upon and subject to the timely satisfaction by Borrower of each of the following conditions (collectively the “Conditions of Modification”):

a. Correctness and Warranties.  Except as expressly modified or waived herein, all representations and warranties made by Borrower to Lender under this Agreement and the other Loan Documents (including without limitation all of Borrower’s representations and warranties set forth in Sections 3.5 and 3.9 of the Loan Agreement) are and shall remain true and correct through and including the New Maturity Date and payment in full of the Loan.

b. No Defaults Hereunder.  Borrower shall not breach any promise or covenant contained in this Agreement and shall not be in default under any provision of this Agreement or the other Loan Documents (except with respect to the Waivers, as waived hereby).

5) Termination Events.  Each of the following shall constitute a Termination Event and an Event of Default under this Agreement and all other Loan Documents without any further cure or grace period, notwithstanding anything to the contrary in the Loan Documents (each, a “Termination Event”):

a. Conditions of Modification; Compliance.  If Borrower shall fail to comply in a timely manner with any of the Conditions of Modification set forth above.

b. Bankruptcy.  If Borrower shall become a debtor in bankruptcy by means of either a voluntary or involuntary petition.

c. Receivership; Insolvency.  If any kind of receivership or insolvency proceeding is commenced by or against Borrower.

6) New Maturity Date; Acceleration of Loan.  Borrower agrees that the Loan automatically, and without notice, shall be immediately all due and payable in full upon the earlier of:

a.  New Maturity Date; or

b.  The occurrence of any Termination Event, as defined above.

            The entire amount of the Loan, including all accrued and unpaid interest, shall be immediately due and payable upon the earlier to occur of the New Maturity Date or the occurrence of any Termination Event, and Lender shall be entitled immediately to exercise all of its rights and remedies under the Loan Documents, all without further notice to Borrower; provided, however, that in no event shall the occurrence of a Termination Event under Section 5.b. or 5.c. above affect the rights and obligations of Borrower and Lender under the Letter Agreement.

7) Representations, Warranties and Covenants.  As an inducement to Lender to enter into this Agreement, Borrower makes the following representations, warranties and covenants:

a. Enforceability.  The Loan, this Agreement, and all the other Loan Documents are fully enforceable, and the Loan is not subject to any defense or counterclaim or any claim of setoff or recoupment by Borrower.

b. Representation by Counsel.  Borrower has been represented by, or advised to consult with, counsel in connection with the negotiation and execution of this Agreement; this Agreement represents an arms-length transaction; and Borrower has acted in good faith in the making of this Agreement.

c. Consents.  The execution and performance of this Agreement by Borrower does not and will not violate any agreement to which Borrower is a party, and the execution and performance of this Agreement by Borrower does not require the consent of any third party, or if the consent of a third party is required, such consent has been previously obtained by Borrower.

d. Sale of Assets.  Through and including the New Maturity Date, Borrower will not dispose of any of its property outside the ordinary course of business or as otherwise provided for in this Agreement or the Letter Agreement.

e. New Debt.  Through and including the New Maturity Date, Borrower will not incur any additional debt except for unsecured trade debt incurred in the ordinary course of business without the prior written consent of Lender in its sole and absolute discretion.

f. Impairment.  Borrower will take no action which would impair its ability to perform its obligations hereunder or to satisfy any of the Conditions of Modification.

g. Extension Fee.  Promptly after with Borrower’s execution hereof, Borrower shall pay Lender’s attorneys fees in connection herewith.

8) Further Assurances.  At any time and from time to time after the date of this Agreement, at the request of Lender, Borrower shall, without further consideration, and at Borrower’s sole expense, execute and deliver such documents and instruments, and take such actions, as Lender may deem necessary (a) to perfect any of Lender’s security interests or liens granted in any of the Loan Documents, and/or (b) to carry out the purposes and intentions of this Agreement and the Loan Documents.

9) Effectiveness of the Loan.  This Agreement shall not constitute a novation of any of the other Loan Documents, and all the Loan Documents shall survive the execution of this Agreement and remain in full force and effect subject only to the Waivers as set forth herein and to any express modifications thereto as herein provided.  The lien and security interest on the Collateral granted pursuant to the Pledge is hereby extended, and the lien and security interest on the Collateral shall continue to secure the remaining amounts outstanding in respect of all indebtedness that may be due and owing pursuant to the terms of the Loan Documents, including without limitation principal and interest on all amounts loaned pursuant to the Note.  There are no oral representations or assurances from Lender to Borrower which survive the execution of this Agreement.

10) Release and Waiver.  Borrower hereby acknowledges and stipulates that it has no claims or causes of action of any kind whatsoever against Lender.  Borrower represents that it is entering into this Agreement freely, and with the advice of counsel as to its legal alternatives.  Borrower hereby releases Lender from any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, which Borrower has or may acquire in the future relating in any way to any event, circumstance, action or failure to act to the date of this Agreement.  The release by Borrower herein, together with the other terms and provisions of this Agreement, is executed by Borrower advisedly and without coercion or duress from Lender, Borrower having determined that the execution of this Agreement, and all its terms and provisions are in Borrower’s economic best interest.

11) No Obligation to Extend; No Waiver.  Borrower acknowledges and agrees that Lender is not obligated and does not agree to any additional extensions of the New Maturity Date or any further Waivers except as expressly set forth herein.  Except as expressly provided herein as to the New Maturity Date and the Waivers, (i) this Agreement shall not constitute a waiver by Lender of any defaults under the Loan Documents, (ii) Lender reserves all of its rights and remedies under the other Loan Documents, and (iii) all of the Loan Documents are in all respects confirmed, ratified and approved and are in full force and affect as of the date hereof.  No action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Loan Documents or this Agreement, shall operate as a waiver thereof, except to the extent expressly provided herein.

12) Costs and Expenses.  Borrower agrees to pay on demand all out-of-pocket costs and expenses of Lender, including the fees and out-of-pocket expenses of counsel for Lender, in connection with the administration, enforcement, or protection of Lender’s rights under this Agreement and/or the Note and other Loan Documents.

13) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

14) Amendments.  This Agreement cannot be amended, rescinded, supplemented or modified except in writings signed by the parties hereto.

15) Entire Agreement.  Subject to Section 9 above, this Agreement, together with the Letter Agreement, contains the entire agreement of the parties and supersedes any other discussions or agreements relating to the subject of this Agreement.

16) Time of the Essence.                                                       TIME IS OF THE ESSENCE OF THIS AGREEMENT.

17) Counterpart Signature Pages.  This Agreement may be executed in one or more counterparts and may be delivered by facsimile or electronic mail, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signatures on Following Page]

COUNTERPART SIGNATURE PAGE TO
SEVENTH MODIFICATION AGREEMENT AND COVENANT WAIVER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                                            BORROWER:

VINEYARD NATIONAL BANCORP,
a California corporation

                                                                            By: /s/ Glen C. Terry

                                                                            Name: Glen C. Terry__

                                                                            Title: President and Chief Executive Officer
STATE OF CALIFORNIA
COUNTY OF RIVERSIDE

            Before me, Elizabeth A. Reyes, Notary Public of the state and county aforesaid, personally appeared Glen C. Terry, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President and Chief Executive Officer (or other officer authorized to execute the instrument) of VINEYARD NATIONAL BANCORP, a California corporation, the within named bargainor, and that he as such President and Chief Executive Officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as President and Chief Executive Officer.

            WITNESS MY HAND, at office, this 12th day of November, 2008.

                                                                            _/s/ Elizabeth A. Reyes_____________________________
                                                                            Notary Public

My Commission Expires:

__January 24, 2010____________________________

COUNTERPART SIGNATURE PAGE TO
SEVENTH MODIFICATION AGREEMENT AND COVENANT WAIVER

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                                 LENDER:

                                                                 FIRST TENNESSEE BANK NATIONALASSOCIATION, a national banking association

                                                                 By:    /s/ David S. Work_
                                                                 Name:     David S. Work

                                                                 Title:        Executive Vice President

STATE OF TENNESSEE
COUNTY OF SHELBY

            Before me, G. Porter Robinson, Notary Public of the state and county aforesaid, personally appeared David S. Work, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Executive Vice President (or other officer authorized to execute the instrument) of First Tennessee Bank National Association, a national banking association, the within named bargainor, and that he as such Executive Vice President, executed the foregoing instrument for the purpose therein contained, by signing the name of the national banking association by himself as Executive Vice President.

            WITNESS MY HAND, at office, this 13th day of November, 2008.

                                                                            __/s/ G. Porter Robinson____________________________
                                                                            Notary Public

My Commission Expires:

__April 28, 2009________________________

EXHIBIT A

ADDITIONAL WAIVER

Borrower has disclosed to and has requested from Lender the Additional Waiver regarding Borrower’s potential noncompliance with Sections 5.5 and5.7 of the Loan Agreement as a result of Borrower entering into that certain Stock Purchase Agreement dated November 12, 2008 in which Borrower proposes to sell its shares of common stock of Vineyard Bank, National Association to Vineyard Bancshares, Inc.